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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 28, 2002
                                                  ------------------------------


                              JACOBSON STORES INC.
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             (Exact name of registrant as specified in its charter)

          Michigan                      0-6319                38-0686330
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)          Identification No.)


 3333 Sargent Road, Jackson, Michigan                          49201-8847
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (517) 764-6400
                                                   ---------------------------



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ITEM 5.   OTHER EVENTS

         Jacobson Stores Inc. (the "Company") has filed its monthly operating report for the period commencing September 1, 2002 and ended October 5, 2002 (the "Operating Report") with the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, a copy of which is attached hereto as
Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case Nos. 02-40957, 02-40959 and 02-40961.

         The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different from those contained in reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

         The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; and the ability of the Company to motivate and/or retain key executives and associates. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         The Company has previously announced that it is liquidating all assets of the Company and that it expects that its outstanding common shares will be cancelled and that holders of its common shares will receive no distributions in its bankruptcy proceedings. As of this filing date,



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all of the Company's retail stores have completed liquidation sales and are no longer operating, and the Company has sold or agreed to sell all of its real estate. The Company has also previously announced that it expects that the proceeds of its liquidation will not be sufficient to repay unsecured creditors in full.

         These and other factors, including the terms of the plan of liquidation, can affect the value of the Company's various pre-petition liabilities, common shares and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit

         99.1 Monthly Operating Report for the period September 1, 2002 to October 5, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 2002                             JACOBSON STORES, INC.
                                           -------------------------------------
                                                       (Registrant)


                                           By:  /s/  Paul W. Gilbert
                                              ----------------------------------
                                                     Paul W. Gilbert

                                                Its: Vice Chairman of the Board
                                                     --------------------------



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                                  EXHIBIT INDEX


Exhibit Number    Document Description


99.1              Monthly Operating Report for the period September 1, 2002 to
                  October 5, 2002.